UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2019
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9601 McAllister Freeway, Suite 610 San Antonio, Texas 78216 (210) 829-9000
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[   ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	New York Stock Exchange

43938.99900

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2019, the Board of Directors of Harte Hanks, Inc. (the “Company”) announced that Timothy “Bant” Breen will step down as Chief Executive Officer effective May 10, 2019 (the “Separation Date”), as well as resign from his membership on the Company’s Board of Directors (the “Board”) and any officer and director positions with the Company’s subsidiaries. Mr. Breen intends to focus on other interests and professional matters, including his role as Chairman of Qnary, LLC. The Company and Mr. Breen have entered into a separation agreement memorializing the terms of his transition and eventual separation of employment (the “Separation Agreement”). In order to ease the transition, Mr. Breen has agreed to provide consulting services following the Separation Date until November 10, 2019. During the consulting period, Mr. Breen will receive a monthly fee of $31,666.67. Additionally, the Separation Agreement contains a release, as well as a mutual non-disparagement provision, and ratifies the confidentiality, non-competition, and non-solicitation covenants in Mr. Breen’s restrictive covenant agreements with the Company, provided that certain of Mr. Breen’s post-termination non-competition obligations therein have been reduced to 6 months.
Andrew Harrison, the Company’s President, will assume the role of the Principal Executive Officer of the Company effective as of the Separation Date.
The information specified in Item 5.02(c)(2) with respect to Mr. Harrison is included in the Company’s amended annual report, filed on April 30, 2019, and is incorporated by reference herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARTE HANKS, INC.
Date: May 8, 2019    By: /s/ Mark Del Priore
Name: Mark Del Priore
Title: Chief Financial Officer